UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22040

Name of Fund: MLP & Strategic Equity Fund Inc. (MTP)

Fund Address: 4 World Financial Center, 6th Floor, New York, New York 10080.

Name and address of agent for service: Justin C. Ferri, Chief Executive Officer, MLP & Strategic Equity Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 10/31/2009

Date of reporting period: 11/01/2008 – 10/31/2009

Item 1 – Report to Stockholders

MLP & Strategic Equity Fund Inc.

Annual Report
October 31, 2009

IQ INVESTMENT ADVISORS

FAMCO
FIDUCIARY ASSET MANAGEMENT

MLP & Strategic Equity Fund Inc.

Annual Report

October 31, 2009

Fund Profile as of October 31, 2009

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MTP
Initial Offering Date	June 29, 2007
Yield on Closing Market Price as of October 31, 2009 ($14.42)*	5.83%
Current Monthly Distribution per share of Common Stock**	$.07
Current Annualized Distribution per share of Common Stock**	$.84
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of October 31, 2009. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A substantial portion of the distribution may be deemed a tax return of capital at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the 12-month period:

	10/31/09 (a)	10/31/08	Change (b)	High	Low
Market Price (c)	$14.42	$13.00	10.92%	$15.41	$6.68
Net Asset Value	$13.47	$11.70	15.13%	$13.93	$8.06
(a)	For the 12-month period, the Common Stock of the Fund had a total investment return of 25.04% based on net asset value per share and 20.47% based on market price per share, assuming reinvestment of distributions. For the same period, the most commonly referenced index of publicly traded master limited partnership (“MLP”) securities had a total investment return of 24.22% and has no expenses associated with performance.

(b)	Does not include reinvestment of distributions.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest MLP & MLP Affiliates Holdings	Percent of Net Assets
Kinder Morgan Management LLC	5.9%
Plains All American Pipeline LP	5.8
Enterprise Products Partners LP	5.7
Magellan Midstream Partners LP	4.8
Buckeye Partners LP	4.8
Boardwalk Pipeline Partners LP	4.7
El Paso Pipeline Partners LP	4.7
ONEOK Partners LP	4.5
Nustar Energy LP	3.9
Sunoco Logistics Partners LP	3.7

2	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

A Summary From Your Fund’s Portfolio Managers (unaudited)

We are pleased to provide you with this shareholder report for MLP & Strategic Equity Fund Inc. The Fund is advised by IQ Investment Advisors LLC and sub-advised by Fiduciary Asset Management.

The investment objective of MLP & Strategic Equity Fund Inc. (the “Fund”) is to provide a high level of after-tax total return by investing substantially all of its net assets in a portfolio of publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market. To enhance its returns, when market conditions are favorable, the Fund may enter into variable prepaid forward contracts (“Forward Contracts”), with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. The Fund did not participate in Variable Prepaid Forward Contracts during this reporting period. There is no assurance that the Fund will achieve its investment objective.

MLP Commentary

For the year ended October 31, 2009, according to the most commonly referenced index of publicly traded master limited partnership securities, Master Limited Partnerships (“MLPs”) have returned 24.22%, compared to the S&P 500 return of 9.80% for the same period. Capital markets were driven by fear and uncertainty during November and December of 2008 and a policy reaction to economic and financial weakness. MLPs were not immune to this negative environment and traded in sympathy with the broader market during that period. MLPs generally own and operate energy infrastructure assets, which we believe are strategically important to the economy as a whole and for that reason demand for the services they provide is somewhat inelastic. This fundamental demand produces stable and recurring cash flows, an important characteristic of MLPs, which provided strength to the asset class during the tough economic times of the last two years. Despite the sell-off in commodities and the capital markets, MLPs have broadly delivered strong distributions to unitholders and as a result have enjoyed a broad recovery in their unit prices throughout the year.

We continue to view MLPs as attractive long-term total return investments with a high level of tax-deferred, growing income that demonstrates low correlation to other asset classes. The Fund provides access to this asset class without the inherent tax complications of owning MLPs directly. The focus of the Fund’s MLP portfolio is to provide investors with diverse and high quality exposure to the MLP universe. Through our proprietary quality screening we seek to identify those MLPs with strategically important assets, strong management teams, and sound balance sheets. We believe that MLPs that fit this description will be well positioned to deliver growth and have access to the capital needed to fund that growth. We continue to believe that the main driver of MLP returns over the long-term will be distribution growth.

Current Portfolio

The Fund’s portfolio construction is based on a series of rules regarding market capitalization and underlying business sectors and is then subjected to our proprietary quality screening. The result of this process is a portfolio that broadly represents the diverse business risks of the MLP asset class with a bias towards higher quality and smaller capitalized MLPs than the publicly available indices. From a sector weight standpoint, the portfolio is tilted towards natural gas infrastructure and away from oil and refined product infrastructure. We believe this allocation is well suited to the changing fundamentals of the natural gas market, and MLPs focused on natural gas infrastructure may be well positioned for growth over the long-term.

Attribution

The Fund’s MLP portfolio performed well during the year ended October 31, 2009 returning 26.74%. The MLP asset class demonstrated its resilience during the year, with all sectors delivering positive performance despite weakening economic conditions.

Strong performance in the portfolio was reflected by NAV returns of 25.04% for the year ended October 31, 2009. Market price performance drove returns for the shares of the Fund up 20.47% during the same period. Unlike the majority of the MLP closed-end fund peer group, the Fund does not utilize leverage. This was a positive during the fourth quarter of 2008 when most of the capital markets were selling off. However, leverage has aided competing funds during the sharp bounce MLPs demonstrated during 2009. We believe the net effect of this leverage decision has been positive for the Fund, and offers investors a lower risk alternative for accessing the MLP asset class.

James Cunnane Jr. & Quinn Kiley

Portfolio Managers

November 6, 2009

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	3

Schedule of Investments as of October 31, 2009	(Percentages shown are based on Net Assets)

Industry	Master Limited Partnerships & MLP Affiliates	Units Held	Value
Energy Equipment & Services — 0.6%
	Exterran Partners LP	65,016	$1,243,756
Gas Utilities — 7.0%
	Amerigas Partners LP	108,000	3,970,080
	Spectra Energy Partners LP	273,326	6,983,479
	Suburban Propane Partners LP	66,706	2,869,692

			13,823,251
Oil, Gas & Consumable Fuels — 91.2%
	Alliance Resource Partners LP	69,446	2,601,447
	Boardwalk Pipeline Partners LP	365,104	9,390,475
	Buckeye Partners LP	191,413	9,517,054
	Copano Energy LLC	196,634	3,358,509
	DCP Midstream Partners LP	107,982	2,784,856
	Duncan Energy Partners LP	196,220	4,063,716
	EV Energy Partner LP	44,490	1,115,809
	El Paso Pipeline Partners LP	426,450	9,390,429
	Enbridge Energy Management LLC (a)	124,769	5,793,025
	Enbridge Energy Partners LP	77,619	3,607,731
	Encore Energy Partners LP	85,700	1,542,600
	Energy Transfer Equity LP	254,257	7,253,952
	Energy Transfer Partners LP	103,373	4,481,220
	Enterprise Products Partners LP	402,008	11,272,304
	Genesis Energy LP	159,164	2,578,457
	Global Partners LP	31,800	785,460
	Holly Energy Partners LP	74,670	2,859,861
	Inergy LP	112,256	3,476,568
	Kinder Morgan Management LLC (a)	250,091	11,706,791
	Magellan Midstream Partners LP	245,973	9,553,591
	Martin Midstream Partners LP	58,600	1,635,526
	Natural Resource Partners LP	131,512	2,878,798
	Nustar Energy LP	143,449	7,697,473
	Nustar GP Holdings LLC	77,700	1,892,772

Industry	Master Limited Partnerships & MLP Affiliates	Units Held	Value
Oil, Gas & Consumable Fuels (concluded)
	ONEOK Partners LP	162,693	$8,850,499
	Pioneer Southwest Energy Partners LP	56,813	1,203,868
	Plains All American Pipeline LP	242,249	11,586,770
	Quicksilver Gas Services LP	81,061	1,475,310
	Regency Energy Partners LP	290,913	5,693,167
	Sunoco Logistics Partners LP	124,870	7,298,652
	TC PipeLines LP	140,274	5,480,505
	Targa Resources Partners LP	209,700	4,154,157
	Teekay LNG Partners LP	92,763	2,198,483
	Transmontaigne Partners LP	50,176	1,305,580
	Western Gas Partners LP	190,520	3,473,180
	Williams Partners LP	179,550	4,578,525
	Williams Pipeline Partners LP	114,251	2,331,863

			180,868,983
	Total Master Limited Partnerships & MLP Affiliates (Cost — $175,221,952) — 98.8%		195,935,990

	Short-Term Securities	Shares Held
Money Market Fund — 7.6%
	SSgA Prime Money Market Fund, 0.19% (b)	15,049,521	15,049,521
	Total Short-Term Securities (Cost — $15,049,521) — 7.6%		15,049,521
	Total Investments (Cost — $190,271,473*) — 106.4%		210,985,511
	Liabilities in Excess of Other Assets — (6.4)%		(12,701,559)

	Net Assets — 100.0%		$198,283,952

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$182,329,234

Gross unrealized appreciation	$28,656,277
Gross unrealized depreciation	—

Net unrealized appreciation	$28,656,277

(a)	Non-income producing security; represents a pay-in-kind security which may pay dividends in additional units.

(b)	Represents the current yield as of October 31, 2009.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities[1]
Level 1	$210,985,511
Level 2	—
Level 3	—
Total	$210,985,511

1	See above Schedule of Investments for values in each industry.

4	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

Statement of Assets, Liabilities and Capital

As of October 31, 2009

Assets

Investments in unaffiliated securities, at value (identified cost — $190,271,473)		$210,985,511
Securities sold		4,902,196
Dividends receivable		1,696,193
Prepaid expenses and other assets		6,701

Total assets		217,590,601

Liabilities

Payable for securities purchased		18,971,770
Payable to investment advisor		183,206
Accrued expenses		151,673

Total liabilities		19,306,649

Net Assets

Net assets		$198,283,952

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$14,718
Paid-in capital in excess of par		244,733,689
Accumulated distributions in excess of investment income — net	$(10,650,193)
Accumulated realized capital losses — net	(56,528,300)
Unrealized appreciation — net	20,714,038

Total accumulated losses — net		(46,464,455)

Total Capital — Equivalent to $13.47 per share based on 14,717,601 shares of Common Stock outstanding (market price — $14.42)		$198,283,952

See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	5

Statement of Operations

For the Year Ended October 31, 2009

Investment Income

Dividends from equity securities		$34
Dividends from money market investments		52,528

Total income		52,562

Expenses

Investment advisory fees	$1,832,359
Professional fees	138,293
Directors’ fees and expenses	61,357
Transfer agent fees	45,210
Accounting services	38,813
Printing and stockholder reports	29,371
Listing fees	23,991
Insurance	22,784
Custodian fees	6,450
Other	8,871

Total expenses		2,207,499

Net investment loss		(2,154,937)

Realized & Unrealized Gain (Loss) — Net

Realized loss on investments — net		(31,457,651)

Change in unrealized appreciation/depreciation on investments — net		72,981,943

Total realized and unrealized gain — net		41,524,292

Net Increase in Net Assets Resulting from Operations		$39,369,355

See Notes to Financial Statements.

6	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

Statements of Changes in Net Assets

	For the Year Ended October 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations

Investment loss — net.	$(2,154,937)	$(1,372,384)
Realized loss — net	(31,457,651)	(31,695,103)
Change in unrealized appreciation/depreciation — net	72,981,943	(42,062,814)

Net increase (decrease) in net assets resulting from operations	39,369,355	(75,130,301)

Distributions to Stockholders

Tax return of capital	(13,167,502)	(17,445,166)

Common Stock Transactions

Value of shares issued to Common Stock stockholders in reinvestment of distributions	1,683,424	370,796

Net Assets:

Total increase (decrease) in net assets	27,885,277	(92,204,671)
Beginning of year	170,398,675	262,603,346

End of year*	$198,283,952	$170,398,675

* Accumulated distributions in excess of investment loss — net	$(10,650,193)	$(2,526,623)

See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	7

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended October 31,		For the Period June 29, 2007(a) to October 31, 2007
	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$11.70	$18.06	$19.10

Investment income (loss) — net(b)	(.15)	(.09)	.04
Realized and unrealized income (loss) — net	2.82	(5.07)	(.74)

Total from investment operations	2.67	(5.16)	(.70)

Less dividends and distributions from:
Investment income — net	—	—	(.03)
Tax return of capital	(.90)	(1.20)	(.27)

Total dividends and distributions	(.90)	(1.20)	(.30)

Offering costs resulting from the issuance of Common Stock	—	—	(.04)

Net asset value, end of period	$13.47	$11.70	$18.06

Market price per share, end of period	$14.42	$13.00	$16.24

Total Investment Return(c)

Based on net asset value per share	25.04%	(29.45% )	(3.77%	)(d)

Based on market price per share	20.47%	(12.82% )	(17.37%	)(d)

Ratios to Average Net Assets

Expenses	1.35%	1.33%	1.35%	(e)

Investment income (loss) — net	(1.32% )	(.62% )	.62%	(e)

Supplemental Data

Net assets, end of period (in thousands)	$198,284	$170,399	$262,603

Portfolio turnover	38%	5%	—	(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(d)	Aggregate total investment return.
(e)	Annualized
(f)	Amount is less than 1%.

See Notes to Financial Statements.

8	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

Notes to Financial Statements

1. Significant Accounting Policies:

MLP & Strategic Equity Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”). To enhance its returns, the Fund may enter into variable prepaid forward contracts (“Forward Contracts”) with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. Due to the market conditions, the Fund did not utilize this strategy during the year ended October 31, 2009. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. All cash balances are invested on a daily basis in a money market fund. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol MTP.

In July 2009, the FASB’s Accounting Standards Codification (“Codification”) became the single official source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Fund´s financial statements.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Portfolio securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Investments in money market funds are valued daily at their NAV. Long positions traded in the over-the- counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. The Fund may employ pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

(b) Master Limited Partnerships — The Fund may purchase both domestic and international MLPs. The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

(c) Derivative financial instruments — For the year ended October 31, 2009, the Fund did not engage in any derivative financial instrument transactions. The Fund may engage in various portfolio investment strategies, including derivative

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	9

Notes to Financial Statements (continued)

financial instruments, to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counter-party for certain instruments may pledge cash or securities as collateral.

•

Variable Prepaid Forward Contracts — The Fund did not participate in Variable Prepaid Forward Contracts during this reporting period. The Fund may enter into Forward Contracts with terms of approximately one year to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. The strategic equity securities that are the subject of the Forward Contracts (the “Contract Securities”) may be the subject of a Forward Contract individually, or grouped together as a basket of multiple Contract Securities. In a Forward Contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the performance of the Contract Security. The Forward Contracts will be prepaid by the counterparties to these transactions and as a result, the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The equity securities may serve as collateral for the Fund’s obligation under the Forward Contracts. The proceeds of the Forward Contracts are reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the Forward Contracts.

(d) Income Taxation — During the year ended October 31, 2008 the Fund did not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code and was taxed as a corporation. The Fund continues to be taxed as a corporation for the year ended October 31, 2009. The Fund has no taxable income subject to statutory income tax rates. The Federal statutory tax rate of a corporation is 35% of taxable income. The estimated effective state income tax rate is 3.5%. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. For the year ended October 31, 2009, the Fund had no income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Deferred Income Taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets as of October 31, 2009 are as follows:

Description	Amount	Rate	Deferred Benefit (Liability)
Deferred Tax Assets:
Current Year Net Operating Loss	$13,272,825	38.5%	$5,110,038
Current Year Net Realized Capital Loss	$23,422,123	38.5%	$9,017,516
Prior Year Net Operating Loss	$7,309,121	38.5%	$2,814,012
Prior Year Net Capital Loss Carryforward	$31,039,282	38.5%	$11,950,124

			$28,891,690
Deferred Tax Liabilities:
Accumulated Net Unrealized Capital Gain	$(28,578,896)	38.5%	$(11,002,875)

Net deferred taxes before Valuation Allowance			$17,888,815
Less: Valuation Allowance			$17,888,815

Net Deferred Tax Assets			$—

For the current year, consistent with prior year determinations, management has offset all potential deferred tax benefits pursuant to valuation allowance principles. Management of the Fund concluded a 100% valuation allowance is appropriate as the Fund has a limited operating history and management cannot conclude it is more likely than not the Fund will generate taxable income with any certainty as to time. Management has performed an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes.

The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost

10	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

Notes to Financial Statements (concluded)

basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Initially a significant portion of any distributions the Fund receives from the MLP entities will be deferred from taxation until the Fund sells its interest in such MLP entities. Distributions received from the Fund’s investments in MLP are not recorded as dividends.

For financial statement purposes, the Fund only records income from MLPs when it receives an estimate of allocable income from the MLP. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Dividends, as reflected in the Statement of Operations, are net of any tax deferred distributions from the MLP entities. For the year ended October 31, 2009, 100% of the MLP distributions, were tax deferred.

(f) Distributions — Distributions paid by the Fund will be paid on a monthly basis. The Fund expects that its distributions primarily will consist of a return of capital.

(g) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $5,968,633 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to accounting for partnerships. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to 1.12% of the average daily value of the Fund’s net assets.

IQ Advisors has entered into a Subadvisory Agreement with Fiduciary Asset Management, LLC (“FAMCO”). Pursuant to the agreement, FAMCO provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays FAMCO a monthly fee at an annual rate equal to .50% of the average daily value of the Fund’s net assets. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of IQ Advisors, received $4,804 in commissions for the execution of portfolio security transactions on an agency basis for the Fund for the year ended October 31, 2009.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2009, were $65,230,512 and $61,615,141, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock. Shares issued and outstanding increased by 149,939 and 30,024 as a result of dividend reinvestments for the year ended October 31, 2009 and for the year ended October 31, 2008, respectively.

5. Loss Carryforwards:

At October 31, 2009 net operating loss carryforwards total $20,581,946 of which $13,272,825 expires in 2029 and $7,309,121 expires in 2028.

At October 31, 2009, the Fund had a net capital loss carryforward of $54,461,405 of which $23,422,123 expires in 2014, $30,934,880 expires in 2013 and $104,402 expires in 2012.

6. Subsequent Event:

The Fund had paid a distribution to holders of Common Stock in the amount of $0.07 per share on November 30, 2009 to stockholders of record on November 20, 2009. Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through December 16, 2009, the date the financial statements were issued.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	11

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of MLP & Strategic Equity Fund Inc.:

In our opinion, the accompanying statement of assets, liabilities and capital, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. (the “Fund”) at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year ended October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2008 and the financial highlights for the year ended October 31, 2008 and the period ended October 31, 2007 were audited by other independent auditors whose report, dated December 26, 2008, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

December 16, 2009

12	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the stockholders by BNY Mellon Share-owner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each stockholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a stockholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the stockholder specifically elects not to participate in the Plan. Stockholders who elect not to participate will receive all distributions in cash. Stockholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for stockholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and stockholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income may still be realized even though stockholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the stockholders, including stockholders who do not participate in the Plan. Thus, stockholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	13

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen By Director	Other Public Directorships Held By Director
Non-Interested Directors*
Paul Glasserman	4 World Financial Center, 6th Fl. New York, NY 10080 1962	Director & Chairman of the Board	2007 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean (July 2004 – June 2008); Consultant and Visiting Scholar, Federal Reserve Bank of New York since June 2008.	8	None
Steven W. Kohlhagen	4 World Financial Center, 6th Fl. New York, NY 10080 1947	Director & Chairman of the Audit Committee	2007 to present	Retired financial industry executive since August 2002.	8	Ametek, Inc.
William J. Rainer	4 World Financial Center, 6th Fl. New York, NY 10080 1946	Director	2007 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	8	None
Laura S. Unger	4 World Financial Center, 6th Fl. New York, NY 10080 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	JPMorgan Independent Consultant for the Global Analyst Conflict Settlement (2003 – 2009); Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Consultant, Nomura (2008); Regulatory Expert for CNBC (2002 – 2003).	8	CA, Inc. (software) and Ambac Financial Group, Inc.

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**	Each Director will serve for a term of one year and until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Justin C. Ferri	4 World Financial Center, 6th Floor, New York, NY 10080 1975	President	2007 to present	Justin C. Ferri has been President of IQ Investment Advisors LLC (“IQ”), since 2009 and serves as President of each of IQ’s publicly traded closed-end mutual fund companies. Prior to this role, Mr. Ferri was a Vice President of IQ from 2005 to 2009. In addition, Mr. Ferri has been the President of Merrill Lynch Alternative Investments (“MLAI”) since August 2009 and a Manager of MLAI since June 2008. Mr. Ferri has been registered with the National Futures Association as a principal of MLAI since July 2008. He also serves as Managing Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group (“MLPF&S” & “GIS” respectively), responsible for heading Alternative Investments. Prior to his role in GIS, Mr. Ferri was a Director in the MLPF&S Global Private Client Market Investments & Origination (“MI&O”) Group, from 2005 to 2007, and before that, he served as a Vice President and Head of the MLPF&S Global Private Client Rampart Equity Derivatives team, from 2004 to 2005. He holds a B.A. degree from Loyola College in Maryland.
James E. Hillman	4 World Financial Center, 6th Floor, New York, NY 10080 1957	Vice President and Treasurer	2007 to present	James E. Hillman has been the Treasurer of IQ since March 2007, where he is also a Vice President. He also serves as the Vice President and Treasurer of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as a Director within MLPF&S & GIS. In addition, Mr. Hillman has served as the Treasurer of Managed Account Advisors LLC since 2006 and as a Vice President of MLAI since 2008. Prior to his role in GIS, Mr. Hillman was a Director in the MLPF&S MI&O Group from September 2006 to 2007. Prior to joining Merrill Lynch, Mr. Hillman served as a Director of Citigroup Alternative Investments Tax Advantaged Short Term Fund, as well as the Korea Equity Fund Inc., in 2006. Prior to that, he was an Independent Consultant from January to September 2006 and prior to that, he was a Managing Director at The Bank of New York, Inc., from 1999 to 2006. He holds a B.S. degree from Fordham University in New York.

14	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Colleen R. Rusch	4 World Financial Center, 6th Floor, New York, NY 10080 1967	Vice President and Secretary	2007 to present	Colleen R. Rusch has been the Chief Administrative Officer and Vice President of IQ, since 2007, and serves as Vice President and Secretary of each of IQ’s publicly traded closed-end mutual fund companies. In addition, Mrs. Rusch is a Vice President of MLAI. She also serves as a Director within Merrill Lynch’s MLPF&S & GIS, responsible for overseeing the Alternative Investments product and trading platform. Prior to her role in GIS, Mrs. Rusch was a Director in the MLPF&S MI&O Group from 2005 to 2007. Prior to this, Mrs. Rusch was a Director of Merrill Lynch Investment Managers, L.P. from January 2005 to July 2005 and a Vice President from 1998 to 2004. Mrs. Rusch holds a B.S. degree in Business Administration from Saint Peter’s College in New Jersey.
Michelle H. Rhee	4 World Financial Center, 6th Floor, New York, NY 10080 1966	Chief Legal Officer	2009 to present	Michelle H. Rhee has been the Chief Legal Officer of IQ since June 2009. She also serves as the Chief Legal Officer of each of IQ’s publicly traded closed-end mutual fund companies. She has also served as the Associate General Counsel for the Bank of America Corporation since 2004. She holds a B.A. from Smith College and a J.D. from Boston University in Massachusetts.
Robert M. Zakem	2 World Financial Center, 37th Floor, New York, NY 10281 1958	Chief Compliance Officer and Anti-Money Laundering Officer	2009 to present	Robert M. Zakem has been the Chief Compliance Officer (“CCO”) of IQ since June 2009 and CCO of MLAI since April 2009. He also serves as the CCO of each of IQ’s publicly traded closed-end mutual fund companies. He is also a Managing Director within Compliance since March 2009. Prior to his role in Compliance, he was the Head of Products and Platform Supervision and Global Wealth Management - Business Risk Management from 2006 to 2009. Prior to joining Merrill Lynch, Mr. Zakem was an Executive Director at UBS Financial Services, Inc., where he was the Head of Funds Services-US Investment Solutions (2006), an Executive Director, Provider Management - Fund and Annuity Solutions from 2005 to 2006, and Senior Vice President and Chief Administrative Officer, Investment Product Solutions, from 2004 to 2005. He holds a B.S. from the University of Detroit in Michigan, and a J.D. from the University of Wisconsin Law School in Wisconsin.
Jeff E. McGoey	4 World Financial Center, 6th Floor, New York, NY 10080 1976	Vice President	2009 to present	Jeff E. McGoey serves as a Vice President of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as Vice President within MLPF&S & GIS since 2008. Prior to his role in GIS, Mr. McGoey served as a Vice President in Merrill Lynch & Co.’s Corporate Audit Group responsible for coverage of the MLPF&S MI&O Group from 2004 to 2008. He holds a B.A. degree from Rutgers College in New Jersey.
† Officers of the Fund serve at the pleasure of the Board of Directors.
	Custodian			Transfer Agent
	State Street Bank and Trust Company P.O. Box 351 Boston, MA 02101			BNY Mellon Shareowner Services 480 Washington Boulevard Jersey City, NJ 07310

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	15

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ stockholders. A full copy of the pledge is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current and former individual clients of Merrill Lynch and certain affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge covers the personal information of other individuals with whom Merrill Lynch has an existing or prospective relationship where either (a) such protection is required by applicable laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect. In this Pledge, “personal information” refers to (a) any information relating to an identified individual; or (b) any nonpublic personal information. Stockholders of the IQ Funds are covered by this Pledge.

The Merrill Lynch family of companies is now part of the Bank of America family of companies. When used herein, “we,” “our” and “us” refer only to the Merrill Lynch family of companies and does not explain how the other Bank of America companies manage customer information and what actions you can take regarding how the other Bank of America companies use and share your information. Please visit www.bankofamerica.com/privacy for more information on the policy of the other Bank of America companies.

What personal information do we collect and how do we collect it?

Based on our relationship with you, we collect personal information from and about you that is adequate, relevant and appropriate under the circumstances. For example, we may collect or verify personal information from or about you in the following ways:

•

From applications; forms; communications (including electronic communications) and other interactions (information including your name, address, e-mail address, telephone number, Social Security or other identification number, income, assets, financial goals, interests, source of funds and investment objectives);

•	From your transactions made with or by a Merrill Lynch company;

•

From entities outside of the Merrill Lynch corporate family (“nonaffiliated third parties”), information including your creditworthiness/credit history and identity. These nonaffiliated third parties include consumer/credit-reporting agencies; joint marketing partners; verification services;

loan servicers or originators; entities to which we provide stock option and 401(k) plan services; entities that provide us with mailing lists; and public reference sources including the Internet. In the case of insurance, we may, pursuant to your consent or as otherwise permitted, obtain motor vehicle reports or medical information; and

•	From visits to our web sites, information including certain technical information about your computer and operating systems.

How do we use personal information?

We use personal information to operate our business in a prudent manner. This may include, depending on your relationship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated financial services; process, service and maintain accounts and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation information; resolve disputes; prevent fraud; monitor and archive communications; and perform risk control. Additionally, we may use your personal information to verify your identity, including, where applicable, verification in accordance with the USA PATRIOT Act or to comply with legal and regulatory requirements around the world, and in accordance with applicable laws, rules and regulations. Where permitted and appropriate, we may also use personal information for Merrill Lynch’s marketing, product research, business development and/or global relationship management purposes, and may contact you in this regard.

What personal information do we share internally among the Bank of America companies and Merrill Lynch companies and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of your personal information with any Bank of America company and Merrill Lynch company, including broker-dealers, investment advisors, investment managers, transfer agents, banks, insurance companies and agencies, trust companies and mortgage originators or bankers.

What personal information do we share externally with nonaffiliated third parties and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share

16	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

Privacy Pledge (continued)

some or all of the personal information we collect with nonaffiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as SWIFT, a global provider of secure financial messaging services), non-financial companies (such as consumer reporting agencies or technology companies) or others (such as professional services organizations or other service providers). Where you have a contractual relationship with a third party, the handling of your information by that party will be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with certain other brokerage firms under which your Merrill Lynch Financial Advisor (if applicable) may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer, such as through your stock option or 401(k) plan, then we will share certain plan and transaction information related to your plan activity with your employer pursuant to the terms of the plan agreements. We will limit the use of this information in accordance with our agreements with the plan or employer.

We may also transfer personal information (a) to government agencies and other self-regulatory organizations, and regulatory and law enforcement authorities as necessary or required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of organized crime); (b) as part of the sale, merger or other disposition of a Merrill Lynch business; and (c) to other nonaffiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/or regulation. These third parties may be located in your country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of personal information?

•	We educate our employees to treat personal information with care, and work to limit access to this information to individuals who need it for the purposes stated in this Pledge.

•	We maintain and monitor our physical, electronic and procedural safeguards to comply with applicable regulations, updating them as needed to protect personal information.

•

We take such technical and organizational security measures as we deem appropriate to keep personal information confidential and secure against unauthorized or unlawful processing, and to prevent loss, destruction or damage.

How can you verify that your personal information is accurate?

We endeavor to (a) keep personal information only for so long as is necessary for business purposes or to meet legal and regulatory requirements; and (b) keep our records of your personal information current and complete.

If you become aware of any discrepancies in your personal information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of this Pledge, and we will make the necessary corrections. Note that, in some cases, if you are an online client with us, certain information may also be corrected via the Merrill Lynch secure/password-protected Web sites. Please do not send any personal information via nonsecure methods of communication.

What choices do you have?

As described in this Pledge, each Merrill Lynch company may share your information with affiliated companies within the Bank of America and Merrill Lynch family of companies. You may have the right to instruct the Merrill Lynch company with whom you have a relationship not to share certain eligibility information, such as certain loan application or credit eligibility information, with any other Bank of America or Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affiliates when they are assisting us in serving you, and we can continue to share transaction and experience information with our affiliates.

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit eligibility information, among Bank of America- and Merrill Lynch-affiliated companies, as more fully described in the “What choices do you have?” section of this Pledge, please call (+1) (877) 222-7954.

What if you have questions regarding this Pledge or our privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at (+1) (877) 222-7954.

MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009	17

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2009, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

18	MLP & STRATEGIC EQUITY FUND INC.	OCTOBER 31, 2009

www.IQIAFunds.com

MLP & Strategic Equity Fund Inc. seeks to provide a high level of after-tax total return.

This report, including the financial information herein, is transmitted to stockholders of MLP & Strategic Equity Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

It’s Fast, Convenient, & Timely!

To sign up today, go to www.icsdelivery.com/live

MLP & Strategic Equity Fund Inc.

4 World Financial Ctr., 6th Fl.

New York, NY 10080

#IQMTP — 10/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

MLP & Strategic Equity Fund Inc.	$40,000	$40,500	$0	$0	$10,000	$10,000	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

MLP & Strategic Equity Fund Inc.	$10,000	$10,000

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman Steven W. Kohlhagen William J. Rainer Laura S. Unger

Item 6 –	Investments (a)
The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The Registrant has delegated the voting of proxies relating to its voting securities to its investment sub-advisor, Fiduciary Asset Management, LLC (“FAMCO” or the “Subadviser”). The Proxy Voting Policies and Procedures of the Subadviser (the “Proxy Voting Policies”) are attached as an Exhibit 99.PROXYPOL hereto.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2009

(a)(1) The following individuals at the Subadviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA – Chief Investment Officer, Member of Strategy Committee & Investment Committee

Mr. Cunnane serves as FAMCO’s Chief Investment Officer, oversees the firm’s four investment product lines and chairs the Risk Management Committee. He has been a Flex Core Equity and Master Limited Partnership portfolio manager since joining FAMCO in 1996. Mr. Cunnane has 17 years of portfolio management and securities research experience. He is a member of the Strategy Committee and is actively involved with the firm’s macroeconomic assessment and top-down approach to portfolio management. Prior to joining FAMCO, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane, holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

Quinn T. Kiley - Senior Vice President, Senior Portfolio Manager and Member of Investment Committee

Mr. Kiley is the Team Leader of FAMCO’s Master Limited Partnerships product and is responsible for portfolio management of FAMCO’s various energy infrastructure assets. Prior to joining FAMCO in 2005, Mr. Kiley was Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

(a)(2) (i-iii) Other Accounts Managed by Portfolio Manager(s) or Management team member as of October 31, 2009

(i) Name of Portfolio Manager	(ii) Number of Other Accounts Managed and Assets by Account Type		Other Accounts	(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based		Other Accounts
	Other Registered Investment Companies	Other Pooled Investment Vehicles		Other Registered Investment Companies	Other Pooled Investment Vehicles *

James Cunnane	1	1	222	0	1	0

	$396,108,672	$55,714,403	$462,630,507	$0	$55,714,403	$0

Quinn T. Kiley	1	1	202	0	1	0

	$396,108,672	$55,714,403	$451,751,208	$0	$55,714,403	$0

* represents NAV of other pooled investment vehicle

(a)(2) (iv) Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Subadviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Subadviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Subadviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Subadviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure. The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

Annual Bonus. The portfolio manager’s annual bonus is determined by the CEO of FAMCO pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from FAMCO’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Portfolio Manager as of October 31, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	None
Quinn T. Kiley	None

(b) Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLP & Strategic Equity Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of MLP & Strategic Equity Fund Inc.

Date: December 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of MLP & Strategic Equity Fund Inc.

Date: December 11, 2009

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of MLP & Strategic Equity Fund Inc.

Date: December 11, 2009